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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2001


                               LAUNCH MEDIA, INC.
             (Exact name of registrant as specified in its charter)


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
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            Delaware                        000-25273                        95-4463753
--------------------------------- ------------------------------- ---------------------------------
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
         incorporation)
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                            2700 Pennsylvania Avenue
                         Santa Monica, California 90404
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (310) 526-4300



          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On June 27, 2001, Launch Media, Inc.("Launch") entered into an Agreement and Plan of Merger with Yahoo! Inc. and Jewel Acquisition Corporation. A copy of the agreement is attached hereto as Exhibit 2.1. Concurrently with the execution of the Agreement and Plan of Merger, Launch's executive officers, directors and certain affiliates entered into a Stockholders Agreement in the form attached hereto as Exhibit 2.2, and certain stockholders of Launch entered into a Stockholders Agreement in the form attached hereto as Exhibit 2.3

        Also included herein for completeness, and filed herewith as an exhibit incorporated by reference herein, is a press release issued by Yahoo! Inc. and Launch dated June 28, 2001, announcing the signing of the Agreement and Plan of Merger.

        Launch security holders and any potential investors in Launch are advised to carefully read the tender offer statement on Schedule TO, the solicitation / recommendation statement on Schedule 14D-9 and any other documents Launch or Yahoo! Inc. files with the Securities and Exchange Commission in connection with the proposed tender offer or merger when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when available) and other documents filed by Launch at the SEC's website at www.sec.gov. These documents (when available) may also be obtained for free by contacting Jeffrey M. Mickeal at (310) 526-4300 at Launch.



ITEM 7.  EXHIBITS.

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
        2.1 Agreement and Plan of Merger, dated as of June 27, 2001, by and among Yahoo! Inc., Jewel Acquisition Corporation and Launch Media, Inc.

        2.2 Form of Stockholders Agreement dated as of June 27, 2001, by and among Yahoo! Inc., Jewel Acquisition Corporation and certain stockholders of Launch Media, Inc.

        2.3 Form of Stockholders Agreement dated as of June 27, 2001, by and among Yahoo! Inc., Jewel Acquisition Corporation and certain stockholders of Launch Media, Inc.

        99.1   Press release dated June 28, 2001.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LAUNCH MEDIA, INC.


Date:  July 2, 2001                    By: /S/ JEFFREY M. MICKEAL
                                           -------------------------------------
                                           Jeffrey M. Mickeal
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


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
Exhibit No.        Description
-----------        -----------
2.1                Agreement and Plan of Merger, dated as of June 27, 2001, by and among Yahoo! Inc., Jewel Acquisition Corporation and
                   Launch Media Inc.

2.2 Form of Stockholders Agreement dated as of June 27, 2001, by and among Yahoo! Inc., Jewel Acquisition Corporation and certain stockholders of Launch Media, Inc.

2.3 Form of Stockholders Agreement dated as of June 27, 2001, by and among Yahoo! Inc., Jewel Acquisition Corporation and certain stockholders of Launch Media, Inc.

99.1               Press release dated June 28, 2001.
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